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Note and Security Agreement

Richmond, Virginia

Date              August 1, 2000
$     5,250,000.00

FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower") hereby promises to pay to the order of Wachovia Bank, N.A. (hereinafter called the "Lender") at its office where borrowed, or at such other place as Lender hereafter may direct from time to time in writing, in immediately available funds of lawful money of the United States, the sum of Five Million Two Hundred Fifty thousand and 00/100----------- Dollars together with any unpaid interest hereon from date of advance, in accordance with the terms contained in this Note and Security Agreement (hereinafter referred to as the "Note"). The optional provisions applicable to this Note are checked below.

     Repayment: One payment in full of principal and unpaid interest due

     On Demand

     payments of $ beginning _ and thereafter _


     until , , when the entire principal amount then outstanding and all accrued but unpaid interest shall be paid in full.

  x On March 31, 2002 principal amount set forth above or the unpaid principal amount of all advances which the Lender actually makes hereunder to the Borrower, whichever amount is less. Each advance and each payment made on account of the principal thereof shall be evidenced on an attachment hereto; provided, however, any such notation or the failure of the Lender or other holder to make any such notation shall not limit or otherwise affect the obligation of the Borrower with respect to repayment of all advances actually made hereunder. This Note and any attachment hereto shall be used to record the outstanding principal balance advanced hereunder until it is surrendered to the Borrower by the Lender, and it shall continue to be used even though there may be periods prior to such surrender when no amount of principal or interest is owing hereunder. If advances of the principal amount hereof are to be made by Lender to the Borrower after the date of this Note, Lender, at its sole discretion, is hereby authorized to make such advances under this Note upon telephonic or written communication of a borrowing request from any person representing himself or herself to be the Borrower or, in the event the Borrower is a partnership or corporation, a duly authorized officer or representative of Borrower.

Interest:
Payable: in arrears;  in advance.
        x in addition to the payments described above;
          included in the payments described above.
Payable at the rate per annum of: Prime Rate plus %;
       % of Prime Rate; % Fixed;

        Those rates which may be offered from time to time by the Lender and agreed to by the Borrower and so noted by the Lender on an attachment hereto. In the event of a good faith dispute among the parties to this Note as to rate under this rate option, the rate shall be the Prime Rate, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes;

        The rate(s) set forth in Schedule 1 attached to this Note and incorporated herein by reference;

        x Those rates which have been offered by the Lender to the Borrower in the Loan Agreement or Commitment Letter checked below, the provisions of which shall determine such rates, the procedure for the selection of such rates and the time periods for which such rates shall apply. In no case shall interest exceed the maximum rate permitted by applicable law. If the interest is based upon the Prime Rate, such interest rate will be adjusted on: The day the Prime Rate changes Other . Due: On principal payment dates Other monthly beginning May 15, 2000 . Interest will be calculated on the basis of A year of 360 days and paid for the actual number of days elapsed Other .

To the extent not prohibited by law, a late charge of four percent (4%) or the applicable statutory maximum, whichever is greater, shall be assessed on any payment remaining past due for fifteen (15) days or more unless interest on this
Note is payable in advance,  in which case such period  shall  instead be thirty
(30) days or more; provided, however, that if any applicable statute allows a shorter minimum time period for the imposition of a late charge, such shorter time period shall prevail. After demand or maturity (whether by acceleration or otherwise), as applicable, interest on any unpaid balance hereof shall be payable on demand at a rate per annum equal to the greater of 150% of the Prime Rate, or, 2% above the rate applicable prior to demand or maturity, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes, not to exceed the maximum rate permitted by applicable law.

As used herein, "Prime Rate" refers to that interest rate so denominated and set by the Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by the Lender. The Lender lends at interest rates above and below the Prime Rate.

All payments on this Note shall be applied, in accordance with the then current billing statement applicable to this Note, first to accrued interest, then to fees, then to principal due and then to late charges. Any remaining funds shall be applied to the further reduction of principal. Notwithstanding the foregoing, upon the occurrence of a default hereunder payments shall be applied as determined by Lender in its sole discretion. IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

The terms and conditions in a Loan Agreement dated between the parties hereto, as the same may be amended from time to time, shall be considered a part hereof to the same extent as if written herein.

The terms and conditions in a Commitment Letter dated March 20, 2000 from the Lender to the Borrower, as the same may be amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

In addition to any other collateral specified herein and in other agreements, to secure the indebtedness evidenced by this Note, together with any extensions, modifications, or renewals thereof, in whole or in part, as well as all other indebtedness, obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred or arising (hereinafter sometimes referred to as the "Obligations"), except for other indebtedness, obligations and liabilities owing to Lender that constitute (a) consumer credit as defined in Federal Reserve Board Regulation Z or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured (herein collectively referred to as "Restricted Debt"), the Borrower does hereby grant to the Lender a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender the following described property:

Collateral more particularly described in Security Agreement-Commercial dated April 17, 2000 between Borrower and Lender whether now owned or hereafter acquired, together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance written in connection with this Note and any products and/or proceeds of any of the foregoing. In no event, however, shall the Lender have a security interest in any goods acquired by the Borrower for personal, family or household purposes more than 10 days after the date of this Note, unless such goods are added to or attached to the Collateral (as hereinafter defined). In addition, to the extent not prohibited by law, the Borrower hereby grants to the Lender a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender, (i) all other property of the Borrower of every kind or description now or hereafter in the possession or control of the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements for, or other rights in connection with, any of the Collateral and (ii) any balance or deposit accounts of the Borrower, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the Borrower with the Lender, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations (except for Restricted Debt), whether or not due. All property described in this paragraph, in which the Borrower has granted to the Lender a security interest or security title hereunder, is herein collectively referred to as the "Collateral." The Lender shall be deemed to have possession, control and custody of any Collateral actually in transit to it or to any of its officers or agents.

If at any time the Collateral pledged as security for any of the Obligations shall be or become unsatisfactory to the Lender or should the Lender deem itself insecure, the Borrower will immediately furnish such further property to be held by the Lender as if originally pledged as Collateral hereunder or make such payment on account as will be satisfactory to the Lender.

The Lender shall have, but shall not be limited to, the following rights, each of which may be exercised at any time or from time to time: (i) to transfer this Note and the Collateral, and any transferee shall have all the rights of the Lender hereunder and the Lender shall be thereafter relieved from any liability with respect to any Collateral so transferred; (ii) to transfer the whole or any part of the Collateral in the name of itself or its nominees; (iii) to notify the obligors on any Obligation to make payment to the Lender of any amounts due thereon; (iv) to execute at any time in the name of any party hereto and to file financing statements covering any of the Collateral; (v) to receive or take control of any income or other proceeds of any of the Collateral; and (vi) to request and receive current financial information from any party liable for all or any part of the Obligations.

THE UNDERSIGNED HEREBY MAKES, CONSTITUTES AND APPOINTS BILL HUTCHINSON, J. BOLLING LEWIS OR J. PHILIP HART, ANY OF WHOM MAY ACT WITHOUT THE JOINDER OF THE OTHERS, AS THE UNDERSIGNED'S TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER AND AUTHORITY FOR THE UNDERSIGNED, IN THE UNDERSIGNED'S NAME, PLACE AND STEAD, TO CONFESS JUDGMENT ON THE UNDERSIGNED'S BEHALF IN THE CIRCUIT COURT OF THE COUNTY OF HENRICO, VIRGINIA IN THE EVENT OF A DEFAULT HEREUNDER.

THIS POWER OF ATTORNEY IS A POWER OF ATTORNEY COUPLED WITH AN INTEREST AND MAY NOT BE TERMINATED BY THE UNDERSIGNED AND SHALL NOT BE REVOKED OR TERMINATED BY THE UNDERSIGNED'S DISABILITY AS TO SAID ATTORNEY-IN-FACT OR ANY OTHER PERSON WHO, WITHOUT ACTUAL KNOWLEDGE OR NOTICE OF THE UNDERSIGNED'S DISABILITY, HAS ACTED OR ACTS IN GOOD FAITH, UNDER OR IN RELIANCE UPON THIS POWER OF ATTORNEY, AND ANY ACTIONS SO TAKEN UNLESS OTHERWISE INVALID OR UNENFORCEABLE, SHALL BE BINDING UPON THE UNDERSIGNED, ITS SUCCESSORS AND ASSIGNS.

Borrower will at Lender's request maintain insurance on the Collateral in amounts at least equal to the fair market value of the Collateral and against casualty, public liability and property damage risks and such other risks as Lender may request; provided, however, if the Collateral described above is a vehicle(s), Borrower agrees to obtain and maintain liability insurance as required by law and collision and comprehensive insurance with a deductible not exceeding $5000. All insurance shall be with companies with a Best Insurance Report Rating of B+ or better, and Borrower will pay all premiums for insurance when due. Unless and until requested by Lender, Borrower shall not be required to name Lender as additional insured in such policy or to provide Lender a copy of the policy for or certificate evidencing such insurance, but when and if requested by Lender, the Borrower shall immediately (but no later than five (5) calendar days) (i) cause all policies of such insurance to specify that Lender is an additional insured as its interests may appear and to provide that such insurance shall not be cancellable by Borrower or the insurer without at least 30 days advance written notice to Lender and that proceeds are payable to Lender regardless of any act or omission of Borrower which would otherwise result in a denial of a claim; and (ii) deliver all policies or certificates thereof (with copies of such policies) to Lender. In the event any or all of such insurance is cancelled, any returned premium thereon may be collected by Lender and applied by Lender to any part of the Obligations, either matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at the option of Lender shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. The undersigned will also pay all taxes and other impositions on the Collateral as well as the cost of repairs or maintenance to the Collateral. If the undersigned fails to maintain such insurance or fails to pay any and all amounts for taxes, repairs, maintenance and other costs, Lender may, at its option, but shall not be required to, purchase such insurance or pay any premium owing with respect to such insurance or pay such amounts for taxes, repairs, maintenance and other costs, and any such sum paid by Lender shall be payable by the Borrower on demand by Lender or at its option may be added to the Obligations and secured hereby. The loss, injury or destruction of the Collateral, with or without the fault of Borrower, shall not release the Borrower from any liability hereunder or in any way affect Borrower's liability hereunder. Upon ( i) any failure of any Obligor (which term shall include the Borrower and each endorser, surety or guarantor of this Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to the Lender, now existing or hereafter executed in connection with any of the Obligations, including, but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations to Lender or any other creditor or to allow or permit any other liabilities, indebtedness or obligations to Lender or any other creditor to be accelerated;
(iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any Obligor or any pledgor of any security interest in the Collateral (the "Pledgor") to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in property to secure the Obligations or any guaranty securing the Obligations; (v) any warranty, representation or statement made or furnished to the Lender by or on behalf of any Obligor or Pledgor in connection with the extension of credit evidenced by this Note proving to have been false in any material respect when made or furnished; (vi) any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgment or lien or garnishment or attachment against any Obligor or his property, whether actual or threatened; (vii) the dissolution, change in control, termination of existence, insolvency, business failure, or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against, the Borrower or any other Obligor; (viii) any discontinuance or termination of any guaranty of any of the Obligations by a guarantor; or (ix) the Lender deeming itself insecure; thereupon, or at any time thereafter, to the extent permitted by law, the Lender at its option may terminate any obligation to extend any additional credit or make any other financial accommodation to the Borrower and/or may declare all of the Obligations to be immediately due and payable, all without notice or demand, and shall have in addition to and independent of the right to declare the Obligations to be due and payable and any other rights of the Lender under this Note or any other agreement with any Obligor or any Pledgor, the remedies of a secured party under the Uniform Commercial Code of the Commonwealth of Virginia as amended from time to time (the "Code"), including, without limitation thereto, the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of any Obligor or Pledgor any transfer, conveyance or instrument necessary or appropriate in order for the Lender to sell or dispose of any of the Collateral, and the Lender may, so far as the Borrower can give authority therefor, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to any Obligor on account of entering any premises. The Lender may require the Borrower to assemble the Collateral and make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, or otherwise given, to the Borrower or Pledgor at the last address shown on the Lender's records at least five days before such disposition. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date, the requirement for the payment of periodic interest or the recitation of defaults and the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate.

The rights of the Lender specified herein shall be in addition to, and not in limitation of the Lender's rights under the Code, or any other statute or rules of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by the Borrower, any other Obligor or any Pledgor to the Lender. All prior agreements to the extent inconsistent with the terms of this Note shall be construed in accordance with the provisions hereof. Any rights or remedies of the Lender may be exercised or taken in any order or sequence whatsoever, at the sole option of the Lender.

The security agreement set forth herein and the security interest in the Collateral created hereby shall terminate only when all of the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the Borrower or any other person. No waiver by the Lender of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind the heirs, legal representatives, successors and assigns of the Borrower. The Borrower and each endorser, surety or guarantor of this Note, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidenced by this Note and hereby severally (1) waive presentment for payment, demand, protest, notice of nonpayment or dishonor and of protest and any and all other notices and demands whatsoever; (2) consent that at any time, or from time to time, payment of any sum payable under this Note may be extended without notice whether for a definite or indefinite time; and (3) agree to remain liable until all of the Obligations are paid in full notwithstanding any impairment, substitution, release or transfer of Collateral or any one or more Borrower or Obligor by the Lender, with or without consideration, or of any extension, modification or renewal. No conduct of the holder shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. The Borrower shall pay to the holder on demand all expenses, including reasonable attorneys' fees and expenses of legal counsel, incurred by the holder in any way arising from or relating to the enforcement or attempted enforcement of the Note and any related guaranty, collateral document or other document and the collection or attempted collection, whether by litigation or otherwise, of the Note. Time is of the essence.

Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be and remain the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

BORROWER HEREBY WAIVES TRIAL BY JURY IN REGARD TO ANY CAUSES OF ACTION, CLAIMS, OBLIGATIONS, DAMAGES OR ANY COMPLAINTS WHICH BORROWER MAY HAVE ARISING OUT OF THIS NOTE, OR ANY OF THE DOCUMENTS RELATING TO, EVIDENCING AND/OR SECURING THIS NOTE (THE "LOAN DOCUMENTS"), OR IN ANY ACTION OR PROCEEDING WHICH THE HOLDER HEREOF MAY BRING TO ENFORCE ANY PROVISION OF THE LOAN DOCUMENTS. BY EXECUTION OF THIS NOTE, BORROWER HEREBY REPRESENTS THAT BORROWER IS REPRESENTED BY COMPETENT COUNSEL WHO HAS FULLY AND COMPLETELY ADVISED BORROWER OF THE MEANING AND RAMIFICATIONS OF THE WAIVER OF THE RIGHT TO A TRIAL BY JURY.

This Note, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with the laws of the Commonwealth of Virginia.


IN WITNESS WHEREOF, the Borrower has executed this Note under seal the day and year set forth above.

                                                 Borrower:

                                                Open Plan Systems, Inc.
                                            (Name of Corporation or Partnership)

Attest
_______________________________________           By:__________________________
                                                            Neil F. Suffa

Title: ________________________________           Title: Chief Financial Officer
[Corporate Seal]